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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): November 12, 2003
                                                 (November 10, 2003)
                                                 ------------------

                             ALAMOSA HOLDINGS, INC.
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                         0-32357                 75-2890997
----------------------------          -------------          -------------------
(STATE OR OTHER JURISDICTION           (COMMISSION            (I.R.S. EMPLOYER
      OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)



               5225 S. Loop 289, Lubbock, Texas             79424
               ----------------------------------------------------
               (Address of Principal Executive Offices)   (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (806) 722-1100
                                                            --------------

                        ---------------------------------

          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS

     On November 11, 2003, Alamosa Holdings, Inc. ("Alamosa Holdings") and Alamosa (Delaware), Inc. ("Alamosa Delaware" and, together with Alamosa Holdings, the "Company") announced the expiration, as of 5:00 p.m., Eastern Standard time, on November 10, 2003, of the Company's offers (the "Exchange Offers") (i) to exchange $650 principal amount of Alamosa Delaware's 11.0% Senior Notes due 2010 and one share of Alamosa Holdings' Series B Convertible Preferred Stock for each $1,000 principal amount of outstanding 12.5% Senior Notes due 2011 and 13.625% Senior Notes due 2011 of Alamosa Delaware, and (ii) to exchange $650 original issue amount of Alamosa Delaware's 12.0% Senior Discount Notes due 2009 and one share of the preferred stock for each $1,000 accreted amount of outstanding 12.875% Senior Discount Notes due 2010 of Alamosa Delaware and accepted those securities that were validly tendered and not withdrawn.

     As of the close of business on November 10, 2003, approximately $238.4 million in principal amount of the 12.5% Senior Notes due 2011, $147.5 million in principal amount of the 13.625% Senior Notes due 2011 and $343.6 million in principal amount at maturity of the 12.875% Senior Discount Notes due 2010, representing approximately 97.3% of the existing securities in the aggregate, had been validly tendered and not withdrawn in the Exchange Offers. Tendering holders of the existing notes whose securities have been accepted by the Company will promptly receive the new securities. The press release announcing the expiration of the Exchange Offers is attached hereto as exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

(c) Exhibits

     99.1  Press Release dated November 11, 2003



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: November 12, 2003

                                    ALAMOSA HOLDINGS, INC.


                                    By /s/ Kendall W. Cowan
                                       ---------------------------
                                       Name:  Kendall W. Cowan
                                       Title: Chief Financial Officer





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                                  EXHIBIT INDEX


99.1              Press Release dated November 11, 2003